UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 11, 2006



                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

New York                            0-50237                  11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction     Commission File     IRS Employer Identification
 of incorporation)                   Number                     No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices



Registrant's telephone number: 718-979-1100



                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 11, 2006, VSB Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended September 30, 2006 of $644,129 or diluted earnings per share of $0.34 and for the nine months ended September 30, 2006 of $1,821,810 or diluted earnings per share of $0.98. All share data have been adjusted for the Bancorp's five-for-four stock split, in the form of a 25% stock dividend, paid on May 18, 2006. The Company's return on average assets and average equity was 1.14% and 15.87%, respectively, for the quarter ended September 30, 2006. This information and the accompanying press release were disseminated on October 11, 2006 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC's EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     c. Exhibits - Press Release dated October 11, 2006 of VSB Bancorp, Inc. describing the results of operations for the quarter and the nine months ended September 30, 2006 is annexed as Exhibit 99.1.

     For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2006


                                            VSB Bancorp, Inc.

                                            By: /s/ RAFFAELE M. BRANCA
                                                --------------------------------
                                                Raffaele M. Branca
                                                Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.     Description

99.1 Press Release reporting results of operations for the quarter and nine months ended September 30, 2006.